EMPLOYMENT AGREEMENT

AGREEMENT dated as of the 1st day of January, 2011, by and among China Wind Systems, Inc., a Delaware corporation with its principal office at No. 9 Yanyu Middle Road, Qianzhou Township, Huishan District, Wuxi City, Jiangsu Province, China (the “Company”), and Fernando Liu, residing at Building 387, 2199 GuDai Road, MinHang District,Shanghai, China 201100 (“Executive”).

WITNESSETH:

WHEREAS, the Company has elected Executive to serve asits chief financial officer; and

WHEREAS, the Company and Executive desire to set forth the terms of Executive’s employment with the Company;

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

1.           Employment and Duties.

(a)           Subject to the terms and conditions hereinafter set forth, the Company hereby employs Executive as its chief financial officer during the Term, as hereinafter defined.  In this capacity, Executive will report to the Company’s board of directors and his duties will include the duties normally associated with the position of chief financial officer of a publicly traded company which is a smaller reporting company, including participation in road shows and investor conference calls and, if requested, attending meetings of the Company’s board of directors and audit committee as a guest.  Executive shall also perform such other duties and responsibilities as may be determined by the Company’s chief executive officer, as long as such duties and responsibilities are consistent with those of the Company’s chief financial officer.

(b)           This Agreement shall have an Initial Term commencing on the date of this Agreement and ending on December 31, 2011 and shall continue on a month-to-month basis thereafter unless terminated by either party on not less than 30 days’ written notice prior to the expiration of the Initial Term or any extension, unless otherwise terminated as provided in this Agreement.   The Initial Term and any extension are referred to as the “Term.”

2.           Executive’s Acceptance.  Executive hereby accepts the employment contemplated by this Agreement. During the Term, Executive shall perform his duties diligently, in good faith and in a manner consistent with the best interests of the Company.  Executive will devote substantially all of his business time to the performance of his duties under this Agreement.

3.           Compensation.  For his services during the Term, the Company shall pay Executive the following:

(a)           Salary.  Executive shall receive a salary (“Salary”) at the annual rate of RMB500,000, to be paid in monthly installments at the rate of RMB41,666.67 at the beginning of each month. Salary for any partial month shall be prorated.  Executive’s Salary shall be subject to annual review by the compensation committee of the board of directors (the “Compensation Committee”).  Any change in the Executive’s Salary and the amount of any such change are within the sole discretion of the Compensation Committee.

(b)           Equity.  The Company will issue to Executive 7,500 shares (the “Shares”) of its common stock, par value $.001 per share on the first business day of each January, April, July and October, during the Term, commencing January 2, 2011, provided that Executive is employed by the Company on that date.  The certificate for the Shares shall bear the Company’s standard investment legend.

(c)           Vacation.  Employee shall be entitled to such annual paid vacation in accordance with the Company’s policy applicable to senior executive officers from time to time in effect, but not less than fifteen days per calendar year, in addition to any national holidays in the People’s Republic of China.

4.           Reimbursement of Expenses.  The Company shall reimburse Executive, upon presentation of proper expense statements, for all authorized, ordinary and necessary out-of-pocket expenses reasonably incurred by Executive during the Term in connection with the performance of his services pursuant to this Agreement in accordance with the Company’s expense reimbursement policy.  If the Company requires Executive to travel, the Company will pay coach fare.

5.           Termination of Employment.

(a)           Termination Upon Death or Disability.  This Agreement shall terminate upon Executive’s death.    This Agreement and Executive’s employment pursuant to this Agreement may be terminated by the Executive or the Company on not less than 30 days’ written notice in the event of Executive’s Disability. The term “Disability” shall mean any illness, disability or incapacity of the Executive which prevents him from substantially performing his regular duties for a period of two consecutive months or three months, even though not consecutive, in any twelve-month period.

(b)           Termination by the Company for Cause.  This Agreement and Executive’s employment pursuant to this Agreement may be immediately terminated by the Company for Cause.  The term “Cause” shall mean:

(i)           repeated failure of Executive to perform material instructions from the board of directors, or the Company’s chief executive officer, provided that such instructions are reasonable and consistent with Executive’s duties as set forth in Section 1 of this Agreement, or any other failure or refusal by Executive to perform his duties required by said Section 1; provided, however, that Executive shall have received notice from the board of directors or a committee thereof specifying the nature of such failure in reasonable detail and Executive shall have failed to cure the failure within five business days after receipt of such notice;

(ii)          a breach of Sections 6 or 7 of this Agreement;

(iii)         a breach of trust whereby Executive obtains personal gain or benefit at the expense of or to the detriment of the Company or any of its affiliates;

(iv)         any fraudulent or dishonest conduct by Executive or any other conduct by Executive which damages the Company or any of its affiliates or their property, business or reputation;

(v)          a conviction of, or guilty plea or plea of nolo contendere by, of Executive of (x) any felony or (y) any other crime involving fraud, theft, embezzlement or use or possession of illegal substances; or

(vi)         the admission by Executive of any matters set forth in Section 5(a)(v) of this Agreement.

(c)           Termination by the Executive for Breach by the Company.  Executive shall have the right to terminate his employment under this Agreement on not less than ten (10) days’ written notice to Company for any material breach of this Agreement by Company, which is not cured by Company within thirty (30) days of the written notice of such breach by Executive.If Executive shall terminate this Agreement pursuant to this Section 5(c), Executive shall be entitled to receive one month’s Salary as a severance payment, and the Company shall have no further obligations to Executive except pursuant to Section 4 of this Agreement or as otherwise required by law.

(d)           Termination by the Company Without Cause.  The Company may terminate this Agreement without Cause on thirty days’ prior written notice.

(e)           Resignation by Executive.In the event of Executive’s resignation or termination of his employment with the Company other than pursuant to Section 5(c) of this Agreement, the Company shall have no obligation to Executive from the date of such resignation or other termination of employment other than as provided in Section 4 of this Agreement or as required by law, and no Shares shall be issued to Executive from and after the date that Executive gives notice to the Company of his resignation or intention to resign or terminate his employment with the Company.

6.           Trade Secrets and Proprietary Information.

(a)           Executive recognizes and acknowledges that the Company, through the expenditure of considerable time and money, has developed and will continue to develop in the future Confidential Information.  “Confidential Information” shall mean all information of a proprietary or confidential nature relating to Covered Persons, including, but not limited to, such Covered Person’s trade secrets or proprietary information, confidential know-how, and marketing, services, products, business, research and development activities, inventions and discoveries, whether or not patentable, and information concerning such Covered Person’s services, business, customer or client lists, proposed services, marketing strategy, pricing policies and the requirements of its clients and relationships with its lenders, suppliers, licensors, licensees and others with which a Covered Person has a business relationship, financial or other data, technical data or any other confidential or proprietary information possessed, owned or used by the Company, the disclosure of which could or does have a material adverse effect on the Company, its businesses, any business in which it proposes to engage.  Executive agrees that he will not at any time use or disclose to any person any confidential information relating to Company; provided, however, that nothing in this Section 6(a) shall be construed to prohibit Executive from using or disclosing such information if he can demonstrate that such information (i) became public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure or (ii) was disclosure that was authorized by the Company.  The term “Covered Person” shall include the Company, any subsidiaries and affiliates and any other person who provides information to the Company pursuant to a secrecy or non-disclosure agreement.

(b)           In the event that any Confidential Information is required to be produced by Executive pursuant to legal process (including judicial process or governmental administrative subpoena), Executive shall give the Company notice of such legal process within a reasonable time, but not later than ten business days prior to the date such disclosure is to be made, unless Executive has received less notice, in which event Executive shall immediately notify the Company.  The Company shall have the right to object to any such disclosure, and if the Company objects (at the Company’s cost and expense) in a timely manner so that Executive is not subject to penalties for failure to make such disclosure, Executive shall not make any disclosure until there has been a court determination on the Company’s objections.  If disclosure is required by a court order, final beyond right of review, or if the Company does not object to the disclosure, Executive shall make disclosure only to the extent that disclosure is required by the court order, and Executive will exercise reasonable efforts at the Company’s expense, to obtain reliable assurance that confidential treatment will be accorded the confidential information.

(c)           Executive shall, upon expiration or termination of the Term, or earlier at the request of the Company, turn over to the Company or destroy all documents, papers, computer disks or other material in Executive’s possession or under Executive’s control which may contain or be derived from Confidential Information.  To the extent that any confidential information is on Executive’s hard drive or other storage media, he  shall, upon the request of the Company, cause either such information to be erased from his computer disks and all other storage media or otherwise take reasonable steps to maintain the confidential nature of the material.

(d)           Executive further realizes that any trading in Company’s common stock or other securities or aiding or assisting others in trading in Company’s common stock or other securities, including disclosing any material non-public information concerning Company or its affiliates to a person who uses such information in trading in the Company’s common stock or other securities, may constitute a violation of federal and state securities laws.  Executive will not engage in any transactions involving the Company’s common stock or other securities while in the possession of material non-public information in a manner that would constitute a violation of federal and state securities laws and shall not disclose any material non-public information except pursuant to a confidentiality agreement approved by the Company’s chief executive officer.

(e)           For the purposes of Sections 6 and 7 of this Agreement, the term “Company” shall include the Company, and any subsidiaries and affiliates.

7.           Covenant Not To Solicit or Compete.

(a)           During the period from the date of this Agreement until one year following the date on which Executive’s employment is terminated, Executive will not, directly or indirectly:

(i)           persuade or attempt to persuade any person which is or was a customer, client or supplier of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company (the terms “customer” and “client” as used in this Section 7 to include any potential customer or client to whom the Company submitted bids or proposals, or with whom the Company conducted negotiations, during the term of Executive’s employment or consulting relationship hereunder or during the twelve (12) months preceding the termination of his employment; or

(ii)          solicit for himself or any other person other than the Company the business of any person which is a customer or client of the Company, or was a customer or client of the Company within one (1) year prior to the termination of his employment or consulting relationship; provided, that this Section 7(a)(ii) shall not apply to businesses which are not engaged in any business in which the Company was engaged or planned to be engaged during the Term; or

(iii)         persuade or attempt to persuade any employee of the Company, or any individual who was an employee of the Company during the one (1) year period prior to the termination of this Agreement, to leave the Company’s employ, or to become employed by any person in any business, which directly competes with the business of the Company as it is engaged in at the time of the termination of this Agreement.

(b)          Executive will not, during or after the Term, make any disparaging statements concerning the Company, its business, officers, directors and employees that could injure, impair, damage or otherwise affect the relationship between the Company, on the one hand, and any of the Company’s employees, suppliers, customers, clients or any other person with which the Company has or may conduct business or otherwise have a business relationship of any kind and description.  The Company will not make any disparaging statements concerning Executive.  This Section 7(b) shall not be construed to prohibit the either party from giving factual information concerning the other party in response to inquiries that such party believes are bona fide or pursuant to legal process.

(c)           Executive acknowledges that the restrictive covenants (the “Restrictive Covenants”) contained in Sections 6 and 7 of this Agreement are a condition of his employment and are reasonable and valid in geographical and temporal scope and in all other respects. If any court or arbitrator determines that any of the Restrictive Covenants, or any part of any of the Restrictive Covenants, is invalid or unenforceable, the remainder of the Restrictive Covenants and parts thereof shall not thereby be affected and shall remain in full force and effect, without regard to the invalid portion. If any court or arbitrator determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court or arbitrator shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

(d)           Nothing in this Section 7 shall be construed to prohibit Executive from owning a passive, non-management interest of less than 5% in any public company that is engaged in activities prohibited by this Section 7.

8.           Injunctive Relief. Executive agrees that his violation or threatened violation of any of the provisions of Sections 6 or 7 of this Agreement shall cause immediate and irreparable harm to the Company. In the event of any breach or threatened breach of any of said provisions, Executive consents to the entry of preliminary and permanent injunctions by a court of competent jurisdiction prohibiting Executive from any violation or threatened violation of such provisions and compelling Executive to comply with such provisions. This Section 8 shall not affect or limit, and the injunctive relief provided in this Section 8 shall be in addition to, any other remedies available to the Company at law or in equity or in arbitration for any such violation by Executive. The provisions of Sections 6, 7 and 8 of this Agreement shall survive any termination of this Agreement and Executive’s employment relationship pursuant to this Agreement

9.           Indemnification.  The Company shall provide Executive with payment of legal fees and indemnification to the maximum extent permitted by the Company’s certificate of incorporation, by-laws and applicable law.

10.         Representations of the Parties.

(a)          Executive hereby represents, warrants, covenants and agrees as follows:

(i)           Executive has the right to enter into this Agreement, that he is not a party to any agreement or understanding, oral or written, which would prohibit performance of his obligations under this Agreement, and that he will not use in the performance of his obligations hereunder any proprietary information of any other party which he is legally prohibited from using.

(ii)          Executive is acquiring the Shares being issued to him pursuant to this Agreement for his own account and not with a view to or for sale ordistribution thereof.  Executive understands that the Shares are restricted securities and he understands the meaning of the term “restricted securities.”  Executive further represents that he is an accredited investor within the meaning of Rule 501 of the Securities and Exchange Commission under the Securities Act of 1933, as amended, that he understands the meaning of the term “accredited investor,” and that he was not solicited by publication of any advertisement in connection with the receipt of the Shares and that he has consulted tax counsel as needed regarding the Shares.Executive did not acquire the Shares as a result of, and will not engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act of 1933, as amended) in the United States in respect of the Shares, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that Executive may sell or otherwise dispose of the Shares pursuant any applicable securities laws or under an exemption from the registration requirements of said Securities Act.

(iii)         Executive will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(b)          Executive further represents that, during the past five years:

(i)           No petition has been filed under the federal bankruptcy laws or any state insolvency law by or against, or a receiver, fiscal agent or similar officer has been appointed by a court for his business or property, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(ii)          Executive has not been convicted in a criminal proceeding and is not the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii)         Executive has not been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining himfrom, or otherwise limiting, the following activities:

(A)          Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(B)           Engaging in any type of business practice; or

(C)           Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(iv)        Executive has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting, for more than 60 days, his right to engage in any activity described in Section 4(b)(iii)(A) of this Agreement, or to be associated with persons engaged in any such activity;

(v)         Executive has not been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; and

(vi)        Executive has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

(c)          The Company represents, warrants and agrees that it has full power and authority to execute and deliver this Agreement and perform its obligations hereunder.

11.         Miscellaneous.

(a)          Any notice, consent or communication required under the provisions of this Agreement shall be given in writing and sent or delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is acknowledged or if transmission is confirmed by mail as provided in this Section 11(a), to the parties at their respective addresses set forth at the beginning of this Agreement, with notice to the Company being sent to the attention of the individual who executed this Agreement on its behalf. Any party may, by like notice, change the person, address or telecopier number to which notice is to be sent.

(b)          This agreement shall be governed by the laws of the People’s Republic of China applicable to agreements executed and to be performed wholly within the People’s Republic of China, without regard to principles of conflicts of laws.

(c)           If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law, and any court having jurisdiction may reduce the scope of any provision of this Agreement, including the geographic and temporal restrictions set forth in Section 7 of this Agreement, so that it complies with applicable law.

(d)          This Agreement constitutes the entire agreement of the Company and Executive as to the subject matter hereof, superseding all prior or contemporaneous written or oral understandings or agreements, including any and all previous employment agreements or understandings, all of which are hereby terminated, with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(e)          The Executive and the Company agree that any dispute or claim, whether based on contract, tort, discrimination, retaliation, or otherwise, relating to, arising from, or connected in any manner with this Agreement or with the Executive’s employment with Company shall be resolved exclusively through final and binding arbitration under the auspices of the Hong Kong Chamber of Commerce (“HKCC”) in accordance with the commercial arbitration rules and supplementary procedures for international commercial arbitration of the HKCC.  The arbitration shall be held in Hong Kong.  There shall be three arbitrators: one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator.  Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings.  Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties.  The arbitrators shall have jurisdiction to determine any claim, including the arbitrability of any claim, submitted to them.  The arbitrators may grant any relief authorized by law for any properly established claim.  The Executive acknowledges that the purpose and effect of this Section 11(e) is solely to elect private arbitration in lieu of any judicial proceeding he might otherwise have available to him in the event of an employment-related dispute between him and the Company.  Therefore, the Executive hereby waives his right to have any such employment-related dispute heard by a court or jury, as the case may be, and agrees that his exclusive procedure to redress any employment-related claims will be arbitration.

(f)           No party shall have the right to assign or transfer any of its or his rights hereunder except that the Company’s rights and obligations may be assigned in connection with a merger or consolidation of the Company or a sale by the Company of all or substantially all of its business and assets.

(g)          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and permitted assigns.

(h)          The headings in this Agreement are for convenience of reference only and shall not affect in any way the construction or interpretation of this Agreement.

(i)           This Agreement may be executed in counterparts, each of which when so executed and delivered will be an original document, but both of which counterparts will together constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CHINA WIND SYSTEMS, INC.

By:	/s/ Jianhua Wu
Jianhua Wu, Chief Executive Officer

EXECUTIVE:

/s/ Fernando Liu
Fernando Liu